EXHIBIT 32.1


                           SECTION 1350 CERTIFICATION


     In connection with the Quarterly Report of Sunnyside Acres Mobile Estates (the "Company") on Form 10-QSB for the quarter ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian Pierson, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 16, 2007



                                        By: /s/ BRIAN PIERSON
                                            ___________________________
                                                Brian Pierson
                                                President